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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 23, 1999, included in Budget Group, Inc.'s Form 10-K for the year ended December 31, 1998, and to all references to our firm included in this Registration Statement.

                                        ARTHUR ANDERSEN LLP


                                        /s/  Arthur Andersen LLP
                                        ---------------------------------------

May 10, 1999,
  Orlando, Florida